SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant   [X]
Filed by a party other than the Registrant   [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to sec. 240.14a-11( c) or sec. 240.14a-12

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND

                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transactions applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11.
            (Set forth the amount on which the filing fee is calculated and state how it was determined.)
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a)(2) and the identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount previously paid:
        (2) Form, Schedule or Registration Statement No.:
        (3) Filing Party:
        (4) Date Filed:

                                [DEFINITIVE COPY]

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND

                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND


                               4600 Norwest Center
                          Minneapolis, Minnesota 55402

                     ---------------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 1997

                     ---------------------------------------

                                September 8, 1997

Dear Shareholders:


         Notice is hereby given that the joint annual meeting of the shareholders of Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), Sit Mid Cap Growth Fund, Inc. ("Mid Cap Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit Balanced Fund ("Balanced Fund"), Sit International Growth Fund ("International Fund") and Sit Developing Markets Growth Fund ("Developing Markets Fund"), (collectively the "Stock" Funds), Sit Money Market Fund, Inc. ("Money Market Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), Sit Bond Fund ("Bond Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund"), and Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds"), will be held at 11:30 A.M. (MINNEAPOLIS TIME) ON TUESDAY, OCTOBER 21, 1997 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, for the following purposes:


1.  To re-elect the Board of Directors for each Fund;

2. To ratify or reject the Board's selection of KPMG Peat Marwick LLP to serve as each Fund's independent auditor for the fiscal years ending March 31, 1998 or June 30, 1998;

3. Approve or disapprove an amendment to each Fund's fundamental investment policies which eliminates the policy restricting the ability of each Fund to pledge, mortgage or hypothecate the Fund's assets and will allow each Fund to temporarily borrow money for emergency or extraordinary purposes but not for the purchase of investments and not in excess of 33-1/3% of the Fund's total net assets. Upon the approval of such investment policy by the shareholders, the Board of Directors of each Fund will adopt a non-fundamental investment policy to allow each Fund to pledge, mortgage or hypothecate the Fund's assets, or otherwise encumber them but only to the extent necessary to secure permitted borrowings.

4. Approve or disapprove an amendment to change the Large Cap Fund's fundamental investment objective from "achieve "achieve long-term capital appreciation and, secondarily, current income" to "maximize long-term capital appreciation." The Fund will continue to pursue its objective by investing primarily in common stocks of medium to large growth companies with a capitalization of over $5 billion at the time of purchase.

5.  To transact such other business as may properly come before the meeting.

    Shareholders of record on August 25, 1997 are the only persons entitled to notice of and to vote at the meeting. We hope you can attend. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY MATERIAL. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the accompanying Proxy Statement.

                                       By Order of the Board of Directors,


                                       /s/ Eugene C. Sit
                                       Eugene C. Sit
                                       Chairman

                                 PROXY STATEMENT

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND

                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND

                               4600 Norwest Center
                          Minneapolis, Minnesota 55402

             JOINT ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 21, 1997


    The enclosed Proxy is solicited by the Boards of Directors of Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), Sit Mid Cap Growth Fund, Inc. ("Mid Cap Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit Balanced Fund ("Balanced Fund"), Sit International Growth Fund ("International Fund") and Sit Developing Markets Growth Fund ("Developing Markets Fund"), (collectively the "Stock" Funds), Sit Money Market Fund, Inc. ("Money Market Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), Sit Bond Fund ("Bond Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund"), and Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds"), in connection with the joint annual meeting of shareholders of the Funds to be held at 11:30 a.m. (Minneapolis time) on Tuesday, October 21, 1997 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of the Joint Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Funds, and such mailing will take place on approximately September 8, 1997. Representatives of the Funds may, without cost to the Funds, solicit Proxies for the management of the Funds by means of mail, telephone or personal calls.

    A Proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the applicable Fund, or at the meeting, prior to voting. Unless revoked, properly executed Proxies will be voted as indicated in this Proxy Statement. In instances where choices are specified by the shareholders in properly executed Proxies, these Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. In instances where no choices are specified by the shareholder in properly executed Proxies, those Proxies will be voted "for" each item for which no choice is specified in accordance with the recommendations of the Funds' Boards of Directors. Should any other matters properly come before the meeting, it is the intention of the Proxies named in the enclosed Proxy to act upon such matters according to their best judgment.

    Each shareholder is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder of any Fund to cumulative voting or appraisal rights. With respect to the election of directors (Proposal 1) and ratification or rejection of the independent auditor (Proposal 2), shareholders of the Funds which are series of separate corporations (Sit Mutual Funds, Inc., which includes the International Fund, Balanced Fund, Developing Markets Fund, and Small Cap Fund, and Sit Mutual Funds II, Inc., which includes the Tax-Free Income Fund, Minnesota Fund and Bond Fund (collectively the "Series Funds")), vote together as shareholders of such two separate corporations. With respect to voting on the proposal to amend each Fund's fundamental investment policies (Proposal 3), all shares of the Series Funds vote as a separate series.

    In the event that sufficient Proxy votes in favor of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders are not received by October 21, 1997, the persons named as proxies may propose one or more adjournments of the meeting with respect to one or more of the Funds to permit further solicitation of Proxies. With respect to any Fund, an adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournments with respect to any of said proposals if the proxies are instructed, by more than a majority of the shares represented in person or by proxy, to vote "for" the proposal(s) for which the adjournment is being proposed. The persons named as proxies will vote against such adjournment if they are instructed (by a majority of the shares represented in person or by proxy) to vote "against" the proposal(s) for which the adjournment is being proposed.

    An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal. Under the rules of the New York Stock Exchange, each of Proposals 1, and 2 is considered a "discretionary" proposal, which means that brokers who hold Fund shares in street name for customers are authorized to vote on such proposals on behalf of their customers with or without specific voting instructions from such customers.


    Only shareholders of record on August 25, 1997 may vote at the meeting or any adjournment thereof. As of August 25, 1997, the Funds had the following number of issued and outstanding common shares, the only class of securities of each Fund:

Developing Markets Fund    1,308,348        Bond Fund                    721,750
Small Cap Fund             3,145,614        Minnesota Tax-Free Fund   10,666,184
International Fund         5,296,045        Tax-Free Income Fund      39,330,240
Mid Cap Fund              24,812,947        U.S. Government Fund       7,806,156
Large Cap Fund             1,823,365        Money Market Fund         33,293,069
Balanced Fund                350,435


                                 SHARE OWNERSHIP

     Except as set forth below, no person or entity, to the knowledge of Fund management, beneficially owned more than 5% of the outstanding shares of any Fund as of August 25, 1997. The following table sets forth certain share ownership information (including the number of shares owned and the percentage of total outstanding shares of the Funds such shares represented) with respect to directors of the Funds, all officers and directors as a group, and persons and entities known by the Funds to beneficially own more than 5% of any of the Fund's outstanding shares as of August 25, 1997:

                                                            NUMBER OF SHARES BENEFICIALLY OWNED
                       --------------------------------------------------------------------------------------------------------
                           DEVELOPING          SMALL CAP     INTERNATIONAL          MID CAP        LARGE CAP        BALANCED
BENEFICIAL OWNERS         MARKETS FUND            FUND            FUND               FUND            FUND             FUND
                       --------------------------------------------------------------------------------------------------------

DIRECTORS:                #           %     #            %    #           %      #           %    #          %     #         %
  Eugene C. Sit           35,596   2.72     208,762   6.64    135,435  2.56      474,593  1.91    27,430  1.50     1,093    (a)
  William E. Frenzel       1,048    (a)       9,194    (a)     15,198   (a)       79,214   (a)         0   n/a         0    n/a
  John E. Hulse                0    n/a           0    n/a          0   n/a            0   n/a         0   n/a         0    n/a
  Sidney L. Jones              0    n/a       1,087    (a)      1,121   (a)        9,154   (a)         0   n/a         0    n/a
  Peter L. Mitchelson          0    n/a      11,228    (a)      6,789   (a)       17,176   (a)     2,733   (a)         0    n/a
  Donald W. Phillips           0    n/a           0    n/a     10,756   (a)       29,461   (a)         0   n/a         0    n/a
All Officers/Directors    56,687   4.33     341,575  10.86    277,685  5.24    1,090,484  4.39    56,494  3.10     1,093    (a)
Sit Investment           294,373  22.50     528,441  16.80    312,058  5.89      612,115  2.47   137,409  7.54   121,270  34.61
  Associates, Inc.
  & Affiliates (various
  accounts)
     (a) Less than 1%



OTHER 5% SHAREHOLDERS:
The Danforth Foundation                                                                          120,872  6.63
c/o Melvin C. Bahle
231 Bemiston Ave. #1080
St. Louis, MO

Dennis W. Gartner, Trustee                                                                                        34,740   9.91
Electric Component Sales,
Inc.
Profit Sharing Plan & Trust
6474 City West Parkway
Eden Prairie, MN

Richard & Marlys Lynch,                                                                                           42,494  12.13
Trustees
El-Tronic Precision Inc.
Profit Sharing and 401K
Plan
7345 Baker St NE
Fridley, MN

Robert Vokes &                                                                                                    24,004   6.85
Kraig Lungstrom, Trustees
Northstar Matrix Services,
401K Plan
7101 31st Ave. N
Minneapolis, MN

Robert Gendron, Trustee                     452,676  14.39
University of California
Berkeley Foundation
2440  Bancroft  Way,  Ste. 308
Berkeley, CA



                                                             NUMBER OF SHARES BENEFICIALLY OWNED
                                 ---------------------------------------------------------------------------------------
                                        BOND          MINNESOTA        TAX-FREE         GOVERNMENT         MONEY MARKET
BENEFICIAL OWNERS                       FUND            FUND         INCOME FUND           FUND                FUND
                                 ---------------------------------------------------------------------------------------

DIRECTORS:                          #         %     #         %     #           %      #          %        #          %
  Eugene C. Sit                     1,261   (a)     67,932   (a)    374,915    (a)     10,654    (a)       14,064    (a)
  Michael C. Brilley                    0   n/a      5,407   (a)          0    n/a          0    n/a          776    (a)
  William E. Frenzel                    0   n/a          0   n/a    187,000    (a)          0    n/a            0    n/a
  John E. Hulse                         0   n/a          0   n/a          0    n/a          0    n/a            0    n/a
  Sidney L. Jones                       0   n/a          0   n/a      1,620    (a)          0    n/a            0    n/a
  Peter L. Mitchelson                   0   n/a     85,197   (a)     33,146    (a)          0    n/a            0    n/a
  Donald W. Phillips                    0   n/a          0   n/a          0    n/a          0    n/a            0    n/a
All Officers/Directors              1,261   (a)    199,538  1.87    730,192   1.86      17,300    (a)       20,267    (a)
Sit Investment                     66,907  9.27    218,064  2.04    501,581   1.28     331,605   4.25    3,228,713   9.70
  Associates, Inc.
  & affiliates (various
  accounts)
     (a)  Less than 1%


OTHER 5% SHAREHOLDERS:


The Danforth Foundation                                                                                  1,754,030   5.27
c/o Melvin C. Bahle
231 S. Bemiston Ave., Ste. 1080
St. Louis, MO

Charles G. Koch                                                                                          1,696,257   5.10
Attn: Ruth Williams
4111 E. 37th Street N.
Wichita, KS

Pembroke Limited                                                                                         1,712,085   5.14
Craigmuir Chambers
P.O. Box 71
Road Town, Tortola
British Virgin Islands

Metropolitan Sports Facilities                                                                           1,760,274   5.29
Commission
900 South Fifth Street
Minneapolis, MN

W. John Driscoll                                   559,178  5.24
332 Minnesota St., Ste. 2100
St. Paul, MN

John Allen Gambell                                 691,302  6.48
3100 Foxpoint Road
Burnsville, MN

S. Walter Richey                   70,603  9.78
Northern Trust Cust.
900 2nd Ave. S. Ste. 1800
Minneapolis, MN



                                                             NUMBER OF SHARES BENEFICIALLY OWNED
                                 -----------------------------------------------------------------------------------------
                                         BOND           MINNESOTA         TAX-FREE         GOVERNMENT         MONEY MARKET
BENEFICIAL OWNERS                        FUND             FUND           INCOME FUND          FUND                FUND
                                 -----------------------------------------------------------------------------------------

OTHER 5% SHAREHOLDERS (CONT.):      #            %     #         %     #             %    #          %        #          %
Victor C. Wallestad                 335,223  46.45
Foundation
Norwest Bank MN, NA
733 Marquette Ave.
Minneapolis, MN



                           ANNUAL REPORTS OF THE FUNDS

     The combined Annual Report of the Bond Funds, containing financial statements for the fiscal year ended March 31, 1997 was mailed to shareholders of the Bond Funds on approximately May 30, 1997. The combined Annual Report of the Stock Funds, containing financial statements for the fiscal year ended June 30, 1997 was mailed to shareholders of the Stock Funds on approximately August 31, 1997. If you have not received a report for your Fund or would like to receive another copy, please contact the Funds at 800-332-5580 or 612-334-5888 and one will be sent, without charge, by first class mail, within three business days.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     It is intended that the enclosed Proxies will be voted for the election of the persons named below as directors for the applicable Funds, or in the case of the Series Funds, the applicable corporation, unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a Fund Director will be until the next regular or special meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee is set forth below.


NAME (AGE) AND                     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
BUSINESS ADDRESS                   (IN ADDITION TO SERVING AS A DIRECTOR OF THE FUNDS)
- ----------------                   ---------------------------------------------------
DIRECTORS OF ALL FUNDS
- ----------------------
Eugene C. Sit, CFA (59)*            Chairman, CEO and CIO of Sit Investment Associates,
4600 Norwest Center                 Inc., (the "Adviser"); Chairman, CEO and CIO of
90 S. 7th Street                    Sit/Kim International Investment Associates, Inc. (the
Minneapolis, MN 55402-4130          "Sub-Adviser"); Chairman of the Sit Mutual Funds and
                                    Director of SIA Securities Corp. (the "Distributor").

William E. Frenzel (67)**           Advisory Director of the Adviser; Director of the
1775 Massachusetts Ave. NW          Sub-Adviser; Guest Scholar at The Brookings
Washington, D.C. 20036              Institution; Formerly a Senior member of Congress and
                                    a ranking member on the House Ways and Means Committee
                                    and Vice Chairman of the House Budget Committee.

John E. Hulse (64)                  Vice Chairman and Chief Financial Officer at Pacific
4303 Quail Run Lane                 Telesis Group until June 1992; Trustee, Benild
Danville, CA 94506                  Religious & Charitable Trust; Trustee, Pacific Gas &
                                    Electric Nuclear Decommissioning Trust.



NAME (AGE) AND                     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
BUSINESS ADDRESS                   (IN ADDITION TO SERVING AS A DIRECTOR OF THE FUNDS
- ----------------                   --------------------------------------------------

Sidney L. Jones (61)                Adjunct Faculty, Center for Public Policy Education,
8505 Parliament Drive               The Brookings Institution, and Visiting Research
Potomac, MD 20854                   Associate in Economics at Carleton College; Former
                                    Assistant Secretary for Economic Policy, United States
                                    Department of the Treasury.

Peter L. Mitchelson, CFA (56) *     President and Director of the Adviser; Executive Vice
4600 Norwest Center                 President & Director of Sub-Adviser for Developing
90 S. 7th Street                    Markets Fund and International Fund; Vice Chairman of
Minneapolis, MN 55402-4130          the Sit Mutual Funds; Director of the Distributor.

Donald W. Phillips (49)             President of Forstmann-Leff International, Inc.;
111 West Jackson, Suite 1800        Executive Vice President of Equity Financial and
Chicago, IL  60604                  Management Company until early 1997; Chairman of
                                    Equity Institutional Investors, Inc. until early 1997;
                                    Chief Investment Officer of Ameritech, Inc., Chicago,
                                    IL until 1990.

DIRECTOR OF BOND FUNDS ONLY:
- ----------------------------
Michael C. Brilley (52) *           Senior Vice President of all Sit Bond Funds and the
4600 Norwest Center                 Sit Balanced Fund; Senior Vice President and Senior
90 S. 7th Street                    Fixed Income Officer of the Adviser.
Minneapolis, MN 55402

DIRECTOR EMERITUS (not standing for election)
- ---------------------------------------------
Melvin C. Bahle (77)                Financial consultant; Director and/or Officer of
#1 Muirfield Lane                   several companies, foundations and religious
St. Louis, MO 63141                 organizations.


* Directors who are "interested persons" of the Funds, as defined under the Investment Company Act of 1940, as amended. Each of said individuals are interested persons because they are officers, and in certain instances directors, of the Adviser and/or certain affiliates thereof.

** Director who may be deemed an "interested person" of the Funds (and who, therefore, is treated by the Funds as an interested person) because of his role as advisory director of the Adviser and a director of the sub-adviser for the Developing Markets Fund and International Fund.

     Mr. Phillips has been a director of the Mid Cap Fund, Large Cap Fund, U.S. Government Fund, Tax-Free Income Fund, and Money Market Fund since 1990, the International Fund since 1993, and since inception for all other Funds. Mr. Frenzel has been a director of the Small Cap Fund, Balanced Fund, Developing Markets Fund, International Fund, Bond Fund, and Minnesota Fund since inception and since 1992 for all other Funds. Dr. Jones was a director of the Mid Cap Fund, Large Cap Fund, U.S. Government Fund, Tax-Free Income Fund, and Money Market Fund from October, 1988 to July, 1989, and effective January 20, 1993 was reappointed to each Board, and has been a director of all other Funds since inception. Mr. Hulse has been a director of each Fund since July 28, 1995. All other directors have been directors since the inception of each applicable Fund.

     None of the persons named as nominees are directors of reporting companies except for the Funds. "Reporting companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange

Act of 1934 or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Funds do not have standing audit or nominating committees of the Board of Directors, or committees performing similar functions. There were four joint meetings of the Funds' Boards of Directors during their fiscal years ended March 31, 1997 for the Bond Funds and June 30, 1997 for the Stock Funds. Each of the nominees attended all meetings. The following table sets forth the aggregate compensation received by each Director for services provided to each Fund during the most recently ended fiscal year of each Fund, as well as the total compensation received by each Director for services provided to the eleven funds of the Sit Mutual Funds (the "Fund Complex") during such periods. Directors who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                                  Aggregate             Pension or
                              Compensation For      Retirement Benefits         Estimated              Total
                              Services Rendered       Accrued As Part        Annual Benefits     Compensation From
           Director             to Each Fund         of Fund Expenses        Upon Retirement        Fund Complex
           --------             ------------         ----------------        ---------------        ------------
       Melvin C. Bahle           $1,454.55                  None                   None               $16,000
       John E. Hulse              1,454.55                  None                   None                16,000
       William E. Frenzel         1,454.55                  None                   None                16,000
       Sidney L. Jones            1,454.55                  None                   None                16,000
       Donald W. Phillips         1,454.55                  None                   None                16,000


       Pursuant to the advisory agreement with each Fund, the Adviser pays all of the Funds' expenses including the compensation and expenses of the Directors (but excluding extraordinary expenses, interest, brokerage commissions, and other transaction charges relating to investing activities).

       In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of each Fund's outstanding shares have the power to elect that Fund's entire Board of Directors. The vote of a majority of shares of each Fund represented at the meeting, provided at least a quorum is represented in person or by proxy, is sufficient for the election of the above nominees to each Fund's Board of Directors. A quorum for the Series Funds is constituted by 10% of the shares outstanding of each series. A quorum for the non-series funds (Large Cap Fund, Mid Cap Fund, Government Fund, and Money Market Fund, collectively, the "Non-Series Funds"), is constituted by a majority of the shares outstanding of each fund. By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee, you may do so by making an "X" in the box marked "FOR", and by striking a line through such nominee's name on the Proxy, as further explained on the Proxy itself.

       All of the nominees have agreed to serve as Directors. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a Director.

       EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE PERSONS NAMED ABOVE AS DIRECTORS.

                                   PROPOSAL 2
                RATIFICATION OR REJECTION OF INDEPENDENT AUDITOR

       The 1940 Act provides that every registered investment company shall be audited at least once each year by independent auditors selected by a majority of the directors of the investment company who are not interested persons of the investment company. The 1940 Act requires that such selection be submitted for ratification or rejection by the shareholders at their next meeting following such selection.

       At a meeting held on July 24, 1997, the directors of the Funds selected KPMG Peat Marwick LLP to be each Fund's independent auditor for the fiscal year ending March 31, 1998 for the Bond Funds and June 30, 1998 for the Stock Funds. Such firm has served as each Fund's independent auditor since each such Fund's inception. KPMG Peat Marwick LLP has no material direct or indirect financial interest in any of the Funds, other than the receipt of fees for services to the Funds.

       Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make statements to shareholders if they so desire, and are expected to be available to respond to any questions which may arise at the meeting.

       The vote of a majority of the shares of each Fund represented at the meeting, provided at least a quorum is represented in person or by proxy, is sufficient for the ratification of the selection of the independent auditor of each Fund. A quorum for the Series Funds is constituted by 10% of the shares outstanding of each series. A quorum for the Non-Series Funds is constituted by a majority of the shares outstanding of each fund. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as each Bond Fund's independent auditor for the fiscal year ending March 31, 1998 and each Stock Fund's independent auditor for the fiscal year ending June 30, 1998.

       EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS EACH FUND'S INDEPENDENT AUDITOR.

                                   PROPOSAL 3
        ELIMINATION OF RESTRICTIONS ON PLEDGING FUND ASSETS AND ALLOWING
                 TEMPORARY EMERGENCY OR EXTRAORDINARY BORROWING

         The current fundamental investment restrictions of the Small Cap Fund, Mid Cap Fund, Large Cap Fund, Balanced Fund, Developing Markets Fund and International Fund state that such funds will not borrow money, except for temporary or emergency purposes but not for the purchase of investments, and then not in excess of 5% of the Fund's net assets; or pledge the Fund's securities or receivables, transfer, assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

         The current fundamental investment restrictions of the Bond Fund and Minnesota Fund state that such funds will not borrow money, except for temporary or emergency purposes but not for the purchase of investments, and then not in excess of 5% of the Fund's net assets; or pledge, mortgage or hypothecate the Fund's assets, transfer, assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

         The current fundamental investment restrictions of the Tax-Free Income Fund states that the Fund will not mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of its net assets to secure temporary or emergency borrowing.

         The current fundamental investment restrictions of the Money Market Fund states that the Fund will not borrow money, except from banks for temporary or emergency purposes but not for the purpose of purchase of investments, and then, not in excess of 5% of the Fund's net assets.

         The current fundamental investment restrictions of the U.S. Government Fund states that the Fund will not borrow money.

         The proposed amendment to each Fund's fundamental investment policies will eliminate the policy restricting the ability of each Fund to pledge, mortgage or hypothecate the Fund's assets and will allow each Fund to temporarily borrow money for emergency or extraordinary purposes but not for the purchase of investments and not in excess of 33-1/3% of the Fund's total net assets. Upon the approval of such investment policy by the shareholders, the Board of Directors of each Fund will adopt a non-fundamental investment policy to allow each Fund to pledge, mortgage or hypothecate the Fund's assets, or otherwise encumber them but only to the extent necessary to secure permitted borrowings.

         The Adviser currently has no intentions for the Funds to borrow money. The Funds have not borrowed money in the past. However, the Adviser and the Board of Directors believe that the investment restrictions should be amended so that in an emergency or extraordinary situation the Board of Directors and the Adviser have the flexibility to borrow money if they believe that such borrowings would be in the best interest of a Fund in order to meet its cash obligations. Borrowing money could decrease the average annual return to shareholders and the Fund's share price may be subject to greater fluctuation until the borrowing is paid off. Borrowing money and any corresponding pledge of assets also involves certain risks to a Fund. However, the Funds will only enter into borrowing arrangements which are temporary, in response to an emergency or extraordinary situation, and not for the purpose of purchasing investments.

         Although there can be no assurance that the risks described above will not adversely affect the Fund, the Board of Directors believes that the potential benefits that may accrue to a Fund as a consequence of the amendment will outweigh any such increase in risk.

         Approval of this proposal requires the affirmative vote of holders of a majority of the outstanding shares of each Fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67% or more of the shares of a Fund present at the meeting, so long as the holders of more than 50% of a Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

         EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES TO ELIMINATE RESTRICTIONS ON EACH FUND'S ABILITY TO PLEDGE FUND ASSETS AND ALLOW EACH FUND TO TEMPORARILY BORROW MONEY FOR EMERGENCY OR EXTRAORDINARY PURPOSES.

                                   PROPOSAL 4
                  LARGE CAP GROWTH FUND'S INVESTMENT OBJECTIVE

         The Fund's current investment objective is to achieve long-term capital appreciation and, secondarily, current income. The Fund has pursued its objective by investing primarily in common stocks of medium to large growth companies with a capitalization of over $5 billion at the time of purchase. The Fund currently is permitted to invest up to 100% of its assets in common stocks and up to 50% of its assets in debt securities. The Fund's portfolio emphasizes common stocks that are issued by companies with records of stable profit growth and dividend payments.

         The Fund's management and the Fund's investment adviser, Sit Investment Associates, Inc. (the "Adviser"), propose to amend the Fund's investment objective to provide that the Fund's objective will be to maximize long-term capital appreciation. The amendment eliminates the reference to current income as a secondary objective.

         If approved by Fund shareholders, the Adviser intends to pursue the Fund's new objective by continuing to invest primarily in common stocks of medium to large growth companies with a capitalization of over $5 billion at the time of purchase. Under normal market conditions, at least 80% of the Fund's total assets will be invested in such securities at the time of purchase.

         The Adviser and Fund management believe that the proposed amendment to the Fund's investment objectives will more accurately describe the Fund's portfolio and eliminate any confusion regarding the Adviser's investment strategy.

         Approval of this proposal requires the affirmative vote of holders of a majority of the outstanding shares of each Fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67% or more of the shares of a Fund present at the meeting, so long as the holders of more than 50% of a Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less

         THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE FUND'S INVESTMENT OBJECTIVE.

SHAREHOLDER PROPOSALS FOR 1998 MEETING
       No proposals were received from shareholders this year. Any shareholder proposal for consideration at the 1998 annual meeting, which will be held in October, 1998, must be received by the Funds in writing on or before June 1, 1998.

September 8, 1997

                                          By Order of the Board of Directors,


                                          /s/ Eugene C. Sit
                                          Eugene C. Sit
                                          Chairman

                                      PROXY
                          SIT MID CAP GROWTH FUND, INC.
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MID CAP GROWTH FUND, INC.

         The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 25, 1997, at the annual meeting of shareholders of the Fund to be held on October 21, 1997, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:

     [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit         William E. Frenzel        John E. Hulse
              Sidney L. Jones       Peter L. Mitchelson       Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     ---------------------------------------------------------------------------

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1998.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. Proposal to amend the Fund's fundamental investment policy to allow the temporary borrowing of money for emergency or extraordinary purposes and to allow the pledging of the Fund's assets to the extent necessary to secure permitted borrowings.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, AND 4 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                         Dated: __________________________, 1997

                                         _______________________________________
                                         Signature (and title if applicable)

                                         _______________________________________
                                         Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                         SIT LARGE CAP GROWTH FUND, INC.
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT LARGE CAP GROWTH FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Large Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 25, 1997, at the annual meeting of shareholders of the Fund to be held on October 21, 1997, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:

     [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit         William E. Frenzel        John E. Hulse
              Sidney L. Jones       Peter L. Mitchelson       Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     ---------------------------------------------------------------------------

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1998.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. Proposal to amend the Fund's fundamental investment policy to allow the temporary borrowing of money for emergency or extraordinary purposes and to allow the pledging of the Fund's assets to the extent necessary to secure permitted borrowings.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. Proposal to amend the Fund's fundamental investment objectives from "achieve long-term capital appreciation and, secondarily, current income" to "maximize long-term capital appreciation."
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                         Dated: __________________________, 1997

                                         _______________________________________
                                         Signature (and title if applicable)

                                         _______________________________________
                                         Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                          SIT INTERNATIONAL GROWTH FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT INTERNATIONAL GROWTH FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit International Growth Fund (the "Fund"), held of record by the undersigned on August 25, 1997, at the annual meeting of shareholders of the Fund to be held on October 21, 1997, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:

     [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit         William E. Frenzel        John E. Hulse
              Sidney L. Jones       Peter L. Mitchelson       Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     ---------------------------------------------------------------------------

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1998.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. Proposal to amend the Fund's fundamental investment policy to allow the temporary borrowing of money for emergency or extraordinary purposes and to allow the pledging of the Fund's assets to the extent necessary to secure permitted borrowings.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1,2,3 AND 4 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                         Dated: __________________________, 1997

                                         _______________________________________
                                         Signature (and title if applicable)

                                         _______________________________________
                                         Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT BALANCED FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT BALANCED FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Balanced Fund (the "Fund"), held of record by the undersigned on August 25, 1997, at the annual meeting of shareholders of the Fund to be held on October 21, 1997 or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:

     [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit         William E. Frenzel        John E. Hulse
              Sidney L. Jones       Peter L. Mitchelson       Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     ---------------------------------------------------------------------------

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1998.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. Proposal to amend the Fund's fundamental investment policy to allow the temporary borrowing of money for emergency or extraordinary purposes and to allow the pledging of the Fund's assets to the extent necessary to secure permitted borrowings.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                         Dated: __________________________, 1997

                                         _______________________________________
                                         Signature (and title if applicable)

                                         _______________________________________
                                         Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                            SIT SMALL CAP GROWTH FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT SMALL CAP GROWTH FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Small Cap Growth Fund (the "Fund"), held of record by the undersigned on August 25, 1997, at the annual meeting of shareholders of the Fund to be held on October 21, 1997, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:

     [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit         William E. Frenzel        John E. Hulse
              Sidney L. Jones       Peter L. Mitchelson       Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     ---------------------------------------------------------------------------

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1998.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. Proposal to amend the Fund's fundamental investment policy to allow the temporary borrowing of money for emergency or extraordinary purposes and to allow the pledging of the Fund's assets to the extent necessary to secure permitted borrowings.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                         Dated: __________________________, 1997

                                         _______________________________________
                                         Signature (and title if applicable)

                                         _______________________________________
                                         Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                       SIT DEVELOPING MARKETS GROWTH FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT DEVELOPING MARKETS GROWTH FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Developing Markets Growth Fund (the "Fund"), held of record by the undersigned on August 25, 1997, at the annual meeting of shareholders of the Fund to be held on October 21, 1997, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:

     [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit         William E. Frenzel        John E. Hulse
              Sidney L. Jones       Peter L. Mitchelson       Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMIENES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     ---------------------------------------------------------------------------

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1998.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. Proposal to amend the Fund's fundamental investment policy to allow the temporary borrowing of money for emergency or extraordinary purposes and to allow the pledging of the Fund's assets to the extent necessary to secure permitted borrowings.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, AND 4 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                         Dated: __________________________, 1997

                                         _______________________________________
                                         Signature (and title if applicable)

                                         _______________________________________
                                         Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT U.S. GOVERNMENT SECURITIES FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT U.S. Government Securities Fund, Inc. (the "Fund"), held of record by the undersigned on August 25, 1997, at the annual meeting of shareholders of the Fund to be held on October 21, 1997, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:

     [ ]  FOR all of the nominees listed below AS MARKED TO THE CONTRARY BELOW)
      Eugene C. Sit     Michael C. Brilley    William E. Frenzel   John E. Hulse
      Sidney L. Jones   Peter L. Mitchelson   Donald W. Phillips
     [ ]   WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     ---------------------------------------------------------------------------

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. Proposal to amend the Fund's fundamental investment policy to allow the temporary borrowing of money for emergency or extraordinary purposes and to allow the pledging of the Fund's assets to the extent necessary to secure permitted borrowings.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, AND 4 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                         Dated: __________________________, 1997

                                         _______________________________________
                                         Signature (and title if applicable)

                                         _______________________________________
                                         Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                  SIT BOND FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT BOND
FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Bond Fund (the "Fund"), held of record by the undersigned on August 25, 1997, at the annual meeting of shareholders of the Fund to be held on Octobe 21, 1997, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:

     [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
      Eugene C. Sit     Michael C. Brilley    William E. Frenzel   John E. Hulse
      Sidney L. Jones   Peter L. Mitchelson   Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     ---------------------------------------------------------------------------

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. Proposal to amend the Fund's fundamental investment policy to allow the temporary borrowing of money for emergency or extraordinary purposes and to allow the pledging of the Fund's assets to the extent necessary to secure permitted borrowings.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                         Dated: __________________________, 1997

                                         _______________________________________
                                         Signature (and title if applicable)

                                         _______________________________________
                                         Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                            SIT TAX-FREE INCOME FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT TAX-FREE INCOME FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 25, 1997, at the annual meeting of shareholders of the Fund to be hel on October 21, 1997, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:

     [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
      Eugene C. Sit     Michael C. Brilley    William E. Frenzel   John E. Hulse
      Sidney L. Jones   Peter L. Mitchelson   Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     ---------------------------------------------------------------------------

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. Proposal to amend the Fund's fundamental investment policy to allow the temporary borrowing of money for emergency or extraordinary purposes and to allow the pledging of the Fund's assets to the extent necessary to secure permitted borrowings.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                         Dated: __________________________, 1997

                                         _______________________________________
                                         Signature (and title if applicable)

                                         _______________________________________
                                         Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                       SIT MINNESOTA TAX-FREE INCOME FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MINNESOTA TAX-FREE INCOME FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Minnesota Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 25, 1997, at the annual meeting of shareholders of the Fund to be held on October 21, 1997, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:

     [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW
      Eugene C. Sit     Michael C. Brilley    William E. Frenzel   John E. Hulse
      Sidney L. Jones   Peter L. Mitchelson   Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     ---------------------------------------------------------------------------

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. Proposal to amend the Fund's fundamental investment policy to allow the temporary borrowing of money for emergency or extraordinary purposes and to allow the pledging of the Fund's assets to the extent necessary to secure permitted borrowings.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, AND 4 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                         Dated: __________________________, 1997

                                         _______________________________________
                                         Signature (and title if applicable)

                                         _______________________________________
                                         Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                           SIT MONEY MARKET FUND, INC.
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MONEY MARKET FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Money Market Fund, Inc. (the "Fund"), held of record by the undersigned on August 25, 1997, at the annual meeting of shareholders of the Fund to be held on October 21, 1997, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:

     [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
      Eugene C. Sit     Michael C. Brilley    William E. Frenzel   John E. Hulse
      Sidney L. Jones   Peter L. Mitchelson   Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     ---------------------------------------------------------------------------

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

3. Proposal to amend the Fund's fundamental investment policy to allow the temporary borrowing of money for emergency or extraordinary purposes and to allow the pledging of the Fund's assets to the extent necessary to secure permitted borrowings.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, AND 4 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                         Dated: __________________________, 1997

                                         _______________________________________
                                         Signature (and title if applicable)

                                         _______________________________________
                                         Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.